Exhibit 10.2

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 13, 2007, among ADOBE SYSTEMS INCORPORATED, a Delaware corporation (“Borrower”), each lender from time to time party to the Credit Agreement referred to below (each, a “Lender”, and collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

A.                                   The Borrower, the Lenders, and the Administrative Agent are party to a Credit Agreement dated as of February 16, 2007 (the “Credit Agreement”), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

B.                                     The Borrower has requested that the Administrative Agent and the Lenders agree (i) to an increase in Commitments of an amount equal to $500,000,000 pursuant to Section 2.17 of the Credit Agreement, and (ii) to certain amendments to the Credit Agreement, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment.  In connection with the foregoing increase of Commitments, certain additional Lenders are being added pursuant to new Lender agreements.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement.  As used herein, “Amendment Documents” means this Amendment, the Credit Agreement (as amended by this Amendment), and each certificate and other document executed and delivered by the Borrower pursuant to Section 5 hereof.

2.                                       Interpretation.  The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, 1.06 and 1.07 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

3.                                       Amendments to Credit Agreement.  Subject to the terms and conditions hereof, and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

(a)                                  Section 2.16 of the Credit Agreement shall be amended by amending and restating subsection (a) thereof to read in full as follows:

(a)                                  Requests for Extension.  The Company may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 45 days and not later than 35 days prior to any anniversary of the Closing Date (each such anniversary, as applicable, the “Extension Date”), request that each Lender extend such Lender’s Maturity Date for an additional one year from the

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Maturity Date then in effect hereunder (the “Existing Maturity Date”).

(b)                                 Section 2.16 of the Credit Agreement shall be further amended at subsections (b), (c), (d), and (e) thereof, by deleting the phrase “Existing Maturity Date” each time such phrase appears therein (other than the third reference thereto in subsection (e) thereof), and replacing it with the phrase “applicable Extension Date”.

(c)                                  Section 2.17(a) of the Credit Agreement shall be amended by deleting the phrase “$500,000,000” and inserting in lieu thereof  “1,000,000,000”.

(d)                                 Schedule 2.01 of the Credit Agreement shall be amended and restated to read in full as set forth at Exhibit A hereto.

4.                                       Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                                  No Default has occurred and is continuing.

(b)                                 The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c)                                  The Amendment Documents constitute the legal, valid and binding obligations of the Borrower and are enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

(d)                                 All representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date.

(e)                                  The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.

(f)                                    There exist no Subsidiary Guarantors or Designated Borrowers as of the Effective Date.

5.                                       Effective Date.

(a)                                  This Amendment will become effective when each of the following conditions precedent has been satisfied (the “Effective Date”):

(i)                                     The Administrative Agent shall have received from the Borrower and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

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(ii)                                  The Administrative Agent shall have received from each Lender arising in connection with this Amendment such Lender’s duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to a new lender agreement in form and substance satisfactory to the Administrative Agent.

(iii)                               The Administrative Agent shall have received from the Borrower a certificate signed by the secretary or assistant secretary of the Borrower, dated the Effective Date, in form and substance satisfactory to the Administrative Agent, and certifying evidence of the authorization of the execution, delivery and performance by the Borrower of this Amendment.

(iv)                              The Administrative Agent shall have received from the Borrower a certificate executed by a Responsible Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, dated the Effective Date, and certifying that all representations and warranties contained herein are true and correct as of the Effective Date, as though made on such date.

(v)                                 The Borrower shall have paid (A) to the Administrative Agent for the account of each Lender that is increasing its Commitment in connection with this Amendment or that is first becoming a Lender hereunder in connection herewith, an upfront fee in an amount equal to 0.05% times the Commitment increase amount (in the case of existing Lenders increasing their Commitments) or the Commitment (in the case of additional Lenders arising in connection herewith), (B) all reasonable costs and expenses of counsel to the Administrative Agent to the extent invoiced prior to the Effective Date, and (C) such other amounts as may be required pursuant to Section 2.17(e) of the Credit Agreement.

(vi)                              The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent shall request.

(b)                                 For purposes of determining compliance with the conditions specified in this Section 5, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

(c)                                  From and after the Effective Date, the Credit Agreement is amended as set forth herein.  Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d)                                 The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

6.                                       Reservation of Rights.  The Borrower acknowledges and agrees that neither the execution nor the delivery by the Administrative Agent and the Lenders of this Amendment, shall be deemed to create a course of dealing or otherwise obligate the Administrative Agent or

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the Lenders to execute similar amendments under the same or similar circumstances in the future.

7.                                       Miscellaneous.

(a)                                  This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.  No third party beneficiaries are intended in connection with this Amendment.

(b)                                 THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14, 10.15 AND 10.16 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE, WAIVER OF RIGHT TO TRIAL BY JURY AND JUDICIAL REFERENCE, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(c)                                  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Transmission of signatures of any party by facsimile shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Administrative Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

(d)                                 This Amendment, together with the other Amendment Documents and the Credit Agreement, contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Amendment supersedes all prior drafts and communications with respect thereto.  This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(e)                                  If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(f)                                    The Borrower covenants to pay to or reimburse the Administrative Agent, upon demand, for all costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

(g)                                 This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ADOBE SYSTEMS INCORPORATED, as a Borrower

By:	/s/ Mark Garrett

Name:	Mark Garrett

Title:	Executive Vice President and Chief
Financial Officer

Signature Page 1 to Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Rittelmeyer

Name:	Robert Rittelmeyer

Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kevin McMahon

Name:	Kevin McMahon

Title:	Senior Vice President

Signature Page 2 to Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Anne Biancardi

Name:	Anne Biancardi

Title:	Vice President Credit Executive

Signature Page 3 to Amendment to Credit Agreement

ABN AMRO BANK, N.V.

By:	/s/ Gina M. Brusatori

Name:	Gina M. Brusatori

Title:	Managing Director

By:	/s/ Terrence J. Ward

Name:	Terrence J. Ward

Title:	Senior Vice President

Signature Page 4 to Amendment to Credit Agreement

BANK OF MONTREAL

By:	/s/ Brian L. Banke

Name:	Brian L. Banke

Title:	Managing Director

Signature Page 5 to Amendment to Credit Agreement

BANK OF TOKYO-MITSUBISHI UFJ
TRUST COMPANY

By:	/s/ H. Kambara

Name:	H. Kambara

Title:	Vice President

Signature Page 6 to Amendment to Credit Agreement

BNP PARIBAS

By:	/s/ William Davidson

Name:	William Davidson

Title:	Director

By:	/s/ Mathew Harvey

Name:	Mathew Harvey

Title:	Managing Director

Signature Page 7 to Amendment to Credit Agreement

CITIBANK, N.A.

By:	/s/ Deborah Ironsen

Name:	Deborah Irenson

Title:	Vice President

Signature Page 8 to Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Raed Y. Alfayoumi

Name:	Raed Y. Alfayoumi

Title:	Vice President

Signature Page 9 to Amendment to Credit Agreement

THE NORTHERN TRUST COMPANY

By:	/s/ John P. Brazzale

Name:	John P. Brazzale

Title:	Senior Vice President

Signature Page 10 to Amendment to Credit Agreement

SOCIETE GENERALE

By:	/s/ Maria Iarriccio

Name:	Maria Iarriccio

Title:	Vice President

Signature Page 11 to Amendment to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Leo E. Pagarigan

Name:	Leo E. Pagarigan

Title:	General Manager

Signature Page 12 to Amendment to Credit Agreement

UBS LOAN FINANCE LLC

By:	/s/ Richard L. Tavrow

Name:	Richard L. Tavrow

Title:	Director

By:	/s/ Mary E. Evans

Name:	Mary E. Evans

Title:	Associate Director

Signature Page 13 to Amendment to Credit Agreement

MORGAN STANLEY BANK

By:	/s/ Elizabeth Hendricks

Name:	Elizabeth Hendricks

Title:	Authorized Signatory

Signature Page 14 to Amendment to Credit Agreement

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Janet B. Nolin

Name:	Janet B. Nolin

Title:	Vice President

Signature Page 15 to Amendment to Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ John G. Taylor

Name:	John G. Taylor

Title:	Director

Signature Page 16 to Amendment to Credit Agreement

AIG-FP CAPITAL PRESERVATION CORP.

By:	/s/ Alan Frost

Name:	Alan Frost

Title:	Managing Director

Signature Page 17 to Amendment to Credit Agreement